SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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CARREKER CORPORATION

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4055 Valley View Lane, Suite 1000
Dallas, Texas 75244
(972) 458-1981

SUPPLEMENT TO PROXY STATEMENT

For the Annual Meeting of Stockholders
To be Held on July 13, 2006

Reason for this Supplement

This Supplement (the “Supplement”) to the Carreker Corporation Proxy Statement (the “Proxy Statement”) provides updated and amended information to the stockholders of Carreker Corporation, a Delaware corporation (the “Company”), with respect to the Company’s Annual Meeting of Stockholders. There is no change to the time, place, or purpose of the Annual Meeting. This meeting will be held, as originally scheduled, in the Garden Terrace Room of the DoubleTree Hotel Dallas, 4099 Valley View Lane, Dallas, Texas, on Thursday, July 13, 2006, at 8:00 a.m. Central Time, or at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders which accompanied the Proxy Statement.

The purpose of this Supplement is to notify the Company’s stockholders that Bryant R. Riley, the founder and Chairman of B. Riley & Co., Inc., was appointed on June 26, 2006 as a Class III director of the Company to fill a vacancy created by the resignation of Webb Edwards from the Company’s Board of Directors and any of its committees, which was submitted on the same date. In connection with his service as a member of the Company’s Board of Directors, Mr. Riley will serve as a member of the Company’s Strategic Steering Committee.

The term of the directorship to which Mr. Riley was appointed will end at the 2007 Annual Meeting of the Company’s Stockholders. Neither Mr. Riley’s appointment nor Mr. Edwards’ resignation has any effect on the term of any of the directors to be elected at the Annual Meeting on July 13, 2006. As described in the Proxy Statement, the Company’s Board of Directors has nominated J. Coley Clark, William C. Hammett, Jr., and Gregory B. Tomlinson as Class II directors whose terms, if elected, will expire in 2009. As stated in the Proxy Statement, the Company’s Board of Directors continues to unanimously recommend a vote “For” each of these nominees to the Board of Directors.

Voting materials, which included a Proxy Statement, form of Proxy, and a copy of the Annual Report on the Company’s operations for the fiscal year ended January 31, 2006, were mailed to stockholders entitled to vote at the Annual Meeting on or about May 26, 2006. This Supplement is being mailed on or about June 30, 2006 to all stockholders entitled to vote at the Annual Meeting.

Background of Bryant R. Riley; Board Representation Agreement

Bryant R. Riley is the founder and Chairman of B. Riley & Co., Inc. B. Riley & Co., Inc. is a Southern California based brokerage firm providing research and trading services primarily to institutional investors. Founded in 1997, B. Riley & Co., Inc. also has offices in San Francisco and New York. Mr. Riley is also the founder and Chairman of Riley Investment Management, LLC, an investment adviser which provides investment management services. He is Chairman of the Board and a member of the board of directors for Alliance Semiconductor, Inc. and also serves on the board of directors of Aldila, Inc., Celeritek, Inc., and Mossimo, Inc., each a NASDAQ listed company.

Mr. Riley was appointed to the Company’s Board of Directors on June 26, 2006 pursuant to a Board Representation Agreement between the Company and Riley Investment Management, LLC (“Riley Management”), SACC Partners LP (“SACC”), and Bryant R. Riley (“Riley”) (Riley Management, SACC, and Riley are referred to collectively as the “Riley Parties”).

Under the Board Representation Agreement, Mr. Riley has the same rights and duties and the same compensation, indemnification, and insurance as other non-employee directors of the Company, except that Mr. Riley’s indemnification rights will not apply to actions brought by any of the Riley Parties or their affiliates.

The Board Representation Agreement includes a provision under which Mr. Riley agrees and acknowledges that, so long as he continues to serve on the Company’s Board of Directors, he owes a fiduciary duty to the Company to refrain from improper disclosure of confidential information. Mr. Riley will be allowed to disclose non-public information regarding the Company acquired by him as a director to the other Riley Parties, to the extent consistent with his fiduciary duties to the Company and the federal securities laws. However, the Riley Parties are required to maintain the confidentiality of any such non-public information disclosed to them and to comply with federal securities laws with respect thereto and the Company’s Insider Trading Policy.

The Board Representation Agreement includes several agreements by the Riley Parties that extend until the earlier of the 90th day after the Company’s 2007 annual meeting of stockholders or October 31, 2007. These agreements include a limitation on the aggregate beneficial ownership of stock of the Company held by the Riley Parties to 15% of the Company’s outstanding shares of Common Stock. Subject to the Company continuing to nominate Mr. Riley as a member of the Board of Directors, the agreements also include restrictions on participation by the Riley Parties in proxy solicitations with respect to the election of directors of the Company, the calling of special meetings of stockholders, the making of certain director nominations, and the making of demands to inspect the Company’s records. The foregoing agreements contain appropriate exceptions for Mr. Riley’s activities and role as a director of the Company.

The foregoing description is qualified in its entirety by reference to the full text of the Board Representation Agreement filed as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on June 27, 2006.

Amendment to Beneficial Ownership of Stock

As a result of Mr. Edwards’ resignation from, and Mr. Riley’s appointment to, the Company’s Board of Directors, certain information has changed in the section entitled “Beneficial Ownership of Stock” on pages 8 and 9 of the Proxy Statement. As of May 19, 2006, the number of shares of the Company’s Common Stock beneficially owned by Bryant R. Riley was 1,452,454, which represented 5.74% of the Company’s outstanding Common Stock on that date1. Additionally, the number of shares of the Company’s Common Stock beneficially owned by all current directors (including Mr. Riley and excluding Mr. Edwards) and executive officers as a group (15 persons) was 7,626,288 shares, which represented 29.09% of the Company’s outstanding Common Stock on that date. The number of shares held by all current directors (including Mr. Riley and excluding Mr. Edwards) and executive officers as a group includes 901,831 shares subject to stock options that are exercisable by the directors and executive officers as a group within 60 days of May 19, 2006. Mr. Riley’s address is 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE SIGN AND DATE THE FORM OF PROXY INCLUDED WITH THE PROXY STATEMENT AND RETURN IT IN THE ENVELOPE INCLUDED WITH THE PROXY STATEMENT. THE FORM OF PROXY WAS ENCLOSED IN THE MAILING ENVELOPE IN WHICH THE PROXY STATEMENT WAS CONTAINED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Stockholders which accompanied the Proxy Statement that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the stockholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

This Supplement modifies and supersedes the Proxy Statement to the extent of the information described in this Supplement. The Company’s Annual Report on Form 10-K for fiscal year ended January 31, 2006 incorporates by reference certain information contained in the Proxy Statement as so superseded.

1 Includes 1,252,454 shares owned by SACC Partners LP and 200,000 shares owned by an investment advisory client of Riley Investment Management LLC. Because Riley Investment Management LLC has sole voting and investment power over SACC Partners LP’s security holdings and Mr. Riley, in his role as the sole manager of Riley Investment Management LLC, controls its voting and investment decisions, each of SACC Partners LP, Riley Investment Management LLC, and Mr. Riley may be deemed to have beneficial ownership of the shares owned of record by SACC Partners LP. Although Riley Investment Management LLC and Mr. Riley, in his role as sole manager of Riley Investment Management LLC, maintain shared voting and investment power over the 200,000 shares of Common Stock, Riley Investment Management LLC and Mr. Riley disclaim beneficial ownership of such shares.

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